                                                                               .
                                                                               .
                                                                               .
                                                                   EXHIBIT 10.35




                                                       1. CONTRACT ID NO.     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT        NO1-HB-07148           1       5

2. AMENDMENT/MODIFICATION NO.           3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (if applicable)

        Eight (8)                          See Block 16C                N/A

6. ISSUED BY                            CODE                   7. ADMINISTERED BY (if other than item 6)            CODE

National Institutes of Health
National Heart, Lung, and Blood Institute                      BDR Contracts Section, COB, DEA, NHLBI
6701 Rockledge Drive (RKL2), MSC 7902                          AIIN: 268907148
Bethesda, MD 20892-7902                                        OMB No. 0990-0115

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                 (X)  9A.  AMENDMENT OF SOLICITATION

                                                                                                 9B.  DATED (SEE ITEM 13)

                                                                                                 10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                      NO.
Gen-Probe, Inc.
10210 Genetic Center Drive                                                                                   NO1-HB-07148
San Diego, California 92121-4362
                                                                                                 10B. DATED (SEE ITEM 13)

CODE                            FACILITY CODE                                                              January 1, 2000

                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
    [ ] is extended  [ ] is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment
on each copy of the offer sub     separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PL      OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date sp

12. ACCOUNTING AND APPROPRIATION DATA (if required)

O.C. 25.55 Doc. No. 300N1HB07148A   DUNS   115337123   EIN: 1-33-0044608-A2

                                                                        FY '03 FUNDS OBLIGATED TO THIS MODIFICATION $2,469,071

                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.

    B. THE ABOVE NUMBER CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

(x) FAR 1.602-1 and by mutual agreement

    D. OTHER (Specify type of modification and authority)

E. IMPORTANT:  Contract [ ] is not,     [X] is required to sign this document and return 2 copies to the issuing office.
                or                                                                       -

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: This modification provides funding for Phase 1 development of an assay to detect the West Nile Virus in donors of organs and blood.

AMOUNT:                    Previously Allotted                  $8,752,879
                           Allotted by this modification        $2,469,071
                           Amount to be obligated               $        0
                                                                ----------
                           CONTRACT TOTAL                       $11,221,950(CHANGED)

CONTRACT TYPE: Cost Reimbursement (UNCHANGED)                           EXPIRATION DATE: June 30, 2004 (UNCHANGED)

Except as provided herein, all terms and conditions of the document referenced Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     HENRY L. NORDHOFF, Chairman, President & CEO                                                  Linda A. Bindseil

15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/   HENRY L. NORDHOFF                            2-18-03                   /s/  LINDA A. BINDSEIL                2/19/03
--------------------------------------------                                  ---------------------------------
(Signature of person authorized to sign.)                                     (Signature of Contracting Officer)

NSN 7540-01-152-8070                                    30-105                                        STANDARD FORM 30 (REV. 10-8
PREVIOUS EDITION UNUSABLE                                                                             Prescribed by GS
                                           [Seal]                                                     FAR (48 CFR) 53.2

Gen-Probe, Inc.
Contract NO1-HB-07148
Modification No. 8

       THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

1) ARTICLE B.2. ESTIMATED COST, paragraphs a., b., and c. are hereby revised as follows:

        a. This is a cost-sharing contract. The total estimated cost of performing the work under this contract is increased by $3,019,071, from $20,552,879 to $23,571,950. For further provisions regarding the specific cost-sharing arrangement, see ARTICLE B.4. ADVANCE UNDERSTANDINGS.

        b. For purpose of the clause of the General Clauses entitled LIMITATION OF FUNDS, the total estimated cost to the Government is increased by $2,469,071, from $8,752,879 to $11,221,950.

        c. Total funds currently available for payment and allotted to this contract are increased by $2,469,071, from $8,752,879 to $11,221,950. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. Authorized Substitutions of Clauses.

2) ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph c. is revised and replaced as follows:

        "c.    COST SHARING

        (1) This is a cost-sharing contract. Monies shall be provided for the total cost of performance from the National Institutes of Health, National Heart, Lung, and Blood Institute and Gen-Probe Incorporated.

        (2) The Government shall provide monies in an amount not to exceed $11,221,950. The Contractor's share is estimated at $12,350,000 OR 52.4% of the total estimated cost set forth in ARTICLE B.2. ESTIMATED COST, paragraph a.

        (3) The Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records clause of the General Clauses.

        (4) Costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization's share

Gen-Probe, Inc.
Contract NO1-HB-07148
Modification No. 8

               of the costs on its invoices to the Government as referenced in ARTICLE B.4.d.(1)

3) ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph d. is revised and replaced as follows;

        "d. INVOICES - COST AND PERSONNEL REPORTING, AND VARIANCES FROM THE NEGOTIATED BUDGET

        (1) The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

               (a) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

               (b)   Materials

               (c)   Travel

               (d)   Specimen Procurement

               (e) West Nile Virus Assay - List the following elements of cost on separate page:

                        1) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

                        2)    Materials & Supplies

                        3)    Travel

                        4)    Subcontractor - American Red Cross

                        5)    Specimen Procurement

                        6)    Kit Reagents - Developmental

                        7)    Kit Reagents - Clinical

                        8)    Clinical Trial Cost

                        9)    Indirect Cost on Labor

                        10)   Total Cost

               (f)   Other Direct Costs - list items on separate page

               (g)   Total Direct Costs

               (h)   Overhead + G&A + Fringe Benefits @ 125% of Direct Labor

               (i)   Total Billing Cost (NHLBI)

               (j)   Development Lots

               (k)   Clinical Trial Reagents

               (I)   Subcontractor - Montalbano Development, Inc.

               (m)   Total Gen-Probe Share


               Monthly invoices must include the cumulative total expenses to date, adjusted (as

Gen-Probe, Inc.
Contract NO1-HB-07148
Modification No. 8

               applicable) to show any amounts suspended by the Government.

        (2) The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract."

4)     ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph e. is added as follows:

       "e. A cost-reimbursement type subcontract with the American Red Cross to test approximately 35,000 blood specimens for the West Nile Virus (WNV) using the Gen-Probe WNV assay platform in an estimated cost not to exceed $292,923. A copy of the subcontract agreement must be approved by the Contracting Officer."

5) ARTICLE C.l. STATEMENT OF WORK, PHASE I: Preclinical Studies/Test Refinement, paragraph 1., subparagraphs a. and b. are revised to read as follows:

        PHASE I: Preclinical Studies/Test Refinement

        1. Refine a procedure for screening of organ donors for blood-borne viruses including a procedure for screening of blood donors for the West Nile Virus (WNV). The contractor must:

               "a. Demonstrate that the organ donor assay detects minimal amounts of viral nucleic acids (RNA and/or other viral nucleic acids that appear at the same time or before the earliest appearance of viral KNA circulating in plasma) specific for HIV-l, HCV, HBV and West Nile Virus (WNV). Demonstrate that the blood donor assay detects minimal amounts of viral nucleic acids (RNA and/or other viral nucleic acids that appear at the same time or before the earliest appearance of viral RNA circulating in plasma) specific for WNV. If specimens other than blood are to be used, determine the best tissue to use as a test material source.

               b. Have and describe plans to develop an amplification and detection system that will identify the presence of West Nile Virus nucleic acid. Due to the urgent need to develop this system, the testing method proposed will be in a single assay format.

                     Have and describe plans to adapt the test methods to a multiplexing format

Gen-Probe, Inc.
Contract NO1-HB-07148
Modification No. 8

                     that will detect multiple blood-borne viruses (two or more viruses) in the same test. The three highest priority viruses to be detected are HIV-l, HCV, and HBV. The testing method(s) proposed must be able to detect each of these viruses, in multiplexing format. If additional viruses are included in the test system (e.g., HIV-2, etc.), they are also to be incorporated into a multiplex format."

6) SECTION J, LIST OF ATTACHMENTS, paragraph V. is replaced with the attached Small and Disadvantaged Business Subcontracting Plan, dated 1/31/03, 7 pages.

                       SMALL BUSINESS SUBCONTRACTING PLAN

                                                   DATE OF PLAN: JANUARY 31,2003

CONTRACTOR:      GEN-PROBE INCORPORATED

ADDRESS:         10210 GENETIC CENTER DRIVE
                 SAN DIEGO, CALIFORNIA 92121

SOLICITATION OR CONTRACT NUMBER: RFP NHLBI-HB-99-10 / NO1-HB-07148

ITEM/SERVICE (Description): REFINEMENT OF NEW ASSAYS for DIRECT DETECTION OF NUCLEIC ACIDS IN DONATED ORGANS / WEST NILE VIRUS


TOTAL CONTRACT AMOUNT: $ 11,221,950 [Revised Plan]

TOTAL MODIFICATION AMOUNT, IF APPLICABLE $ 3,469,071

PERIOD OF CONTRACT PERFORMANCE (Month, Day & Year): 10/1/99 to 6/30)04


The following outline meets the minimum requirements of section 8(d) of the Small Business Act, as amended, and implemented by Federal Acquisition Regulations (FAR) Subpart 19.7. While this outline has been designed to be consistent with statutory and regulatory requirements, other formats of a subcontracting plan may be acceptable. It is not intended to replace any existing corporate plan that is more extensive. Failure to include the essential information of FAR Subpart 19.7 may be cause for either a delay in acceptance or the rejection of a bid or offer when a subcontracting plan is required. "SUBCONTRACT," as used in this clause, means any agreement (other than one involving an employer-employee relationship) entered into by a Federal Government prime contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract.


1. TYPE OF PLAN (CHECK ONE)

[X] INDIVIDUAL PLAN (all elements developed specifically for this contract and applicable for the full term of this contract).

[ ] MASTER PLAN (goals developed for this contract) all other elements standardized and approved by a lead agency Federal Official; must be renewed every three years and contractor must provide copy of lead agency approval.

[ ] COMMERCIAL PRODUCTS/SERVICE PLAN This plan is used when the contractor sells products and services customarily used for non-government purposes. Plan/goals are negotiated with the initial agency on a company-wide basis rather than for individual contracts. The plan is effective only during the year approved. The contractor must provide a copy of the initial agency approval, and must submit an annual SF 295 to HHS with a breakout of subcontracting prorated for HHS (with OPDIV breakdown, if possible.)


2. GOALS

State separate dollar and percentage goals for Small Business (SB), Small Disadvantaged Business (SDB), Woman-owned Small Business (WOSB), Historically Underutilized Business Zone (HUBZone) Small Business, Veteran-owned Small Business (VOSB), Service-Disabled Veteran-owned Small Business (SDVOSB) and "Other than small business" (Other) as subcontractors, for the base year and each option year, as specified in FAR 19.704 (break out and append option year goals, if the contract contains option years) or project annual subcontracting base and goals under commercial plans.

Small Business Subcontracting Plan                                        Page 1

a. Total estimated dollar value of ALL planned subcontracting, i.e., with ALL TYPES OF CONCERNS under this contract is $3,593,552 (b + h = a) (Base Year)

b. Total estimated dollar value and percent of planned subcontracting with SMALL BUSINESSES (including SDB, WOSB, HUBZone, SDVOSB and VOSB): (% of "a") $808,691 and 22.5% (Base Year)

c. Total estimated dollar value and percent of planned subcontracting with SMALL DISADVANTAGED BUSINESSES: (% of "a") $37,587 and 1.1% (Base Year)

d. Total estimated dollar value and percent of planned subcontracting with WOMAN-OWNED SMALL BUSINESSES: (% of "a") $35,935 and 1.0% (Base Year)

e. Total estimated dollar and percent of planned subcontracting with HUBZone SMALL BUSINESSES: (% of "a") $17,968 and 0.5% (Base Year)

f. Total estimated dollar and percent of planned subcontracting with VETERAN-OWNED SMALL BUSINESSES: (% of "a") $8,984 and 0.25% (Base Year)

g. Total estimated dollar and percent of planned subcontracting with SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESSES: (% of "a) $0 and 0.0% (Base
    Year)

h. Total estimated dollar and percent of planned subcontracting with "OTHER THAN SMALL BUSINESSES": (% of "a") $2,784,861 and 77.5% (Base Year)

i. Provide a description of ALL the products and/or services to be subcontracted under this contract, and indicate the size and type of business supplying them (check all that apply).


       Product/Service           Other      SB      SDB       WOSB       HUBZone      VOSB      SDVOSB
------------------------------- --------- ------- --------- ---------- ------------ --------- -----------
Materials & Supplies               X        X        X          X           X          X
Supplies                           X        X        X          X           X          X
Travel                             X
Specimen Procurement               X        X
Kit Reagents -- Dev lots           X
Kit Reagents -- Clinical lots      X


j. Provide a description of the method used to develop the subcontracting goals for SB, SDB, WOSB, HUBZone, and VOSB concerns. Address efforts made to ensure that maximum practicable subcontracting opportunities have been made available for those concerns and explain the method used to identify potential sources for solicitation purposes. Explain the method and state the quantitative basis (in dollars) used to establish the percentage goals. Also, explain how the areas to be subcontracted to SB, SDB, WOSB, HUBZone, and VOSB concerns were determined, how the capabilities of these concerns were considered contract opportunities and how such data comports with the cost proposal. Identify any source lists or other resources used in the determination process.

THE SINGLE LARGEST EXPENSE IS FOR KIT REAGENTS, WHOSE QUALITY SPECIFICATIONS DICTATE THE MANUFACTURERS AND SUPPLIERS THAT CAN BE UTILIZED. UNFORTUNATELY, IN SPITE OF EFFORTS TO IDENTIFY AND UTILIZE SMALL DISADVANTAGED OR WOMAN OWNED BUSINESSES THAT CAN MEET STRICT FDA REQUIREMENTS, WE HAVE BEEN UNSUCCESSFUL. WE WILL CONTINUE TO SEARCH FOR SMALL BUSINESS CONCERNS THAT CAN PROVIDE THESE CONTROLLED MATERIALS UNDER SPECIALIZED GMP REQUIREMENTS FOR CBER LICENSED PRODUCTS. LAB MATERIALS ARE ALSO UNIQUE WITH QUALITY SPECIFICATIONS AND REQUIREMENTS THAT LIMIT THE NUMBER OF QUALIFIED SUPPLIERS. SPECIMEN COLLECTION FOR WEST NILE AND OTHER INFECTIOUS AGENTS ARE UNIQUE -- ONLY 4 SUPPLIES THAT WE ARE AWARE OF; IN SOME CASES ONLY ONE. NONE OF THESE VENDORS ARE DISADVANTAGED, WOMAN OWNED OR VETERAN BUSINESSES.


Small Business Subcontracting Plan                                        Page 2

GOALS FOR UNCONTROLLED MATERIALS AND SERVICES WERE BASED ON USE OF CURRENT AND PROJECTED SUPPLIERS. WE ARE ACTIVELY PURSUING NEW SUPPLIERS THAT MEET THE NECESSARY REQUIREMENTS. WE ROUTINELY CHECK SMALL BUSINESS WEB SITES, SUCH AS PRONET, TO ACCESS THE AVAILABILITY OF QUALIFIED SUPPLIERS. THE LOCAL SAN DIEGO BLOTECH ORGANIZATION, BIOTECH, IS ALSO ROUTINELY CONTACTED FOR POSSIBLE LEADS.

IN ADDITION, WE ARE IN THE PROCESS OF UPDATING OUR SUPPLIER FILES TO BETTER CATEGORIZE THEIR SMALL BUSINESS STATUS. THIS INFORMATION WILL BE MOVED FROM A STAND-ALONE DATABASE TO OUR ON-LINE MRP SYSTEM, WHICH WILL AUTOMATE THE COLLECTION OF DATA AND PROVIDE REAL-TIME INFORMATION TO THE BUYERS, HELPING THEM TO IDENTIFY AND USE SMALL BUSINESS CONCERNS.


k. indirect costs [] have, [X] have not been included in the dollar and percentage subcontracting goals above (check one).

l. if indirect costs have been included, explain the method used to determine the proportionate share of such costs to be allocated as subcontracts to SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns.


3.  PROGRAM ADMINISTRATOR:

    NAMEF/TITLE:     THOMAS W. LARKIN -- PURCHASING MANAGER
    ADDRESS:         10210 GENETIC CENTER DRIVE, SAN DIEGO, CA 92121
    TELEPHONE:       858-410-8682
    E-MAIL:          toml@gen-probe.com

DUTIES: Individual named above has general overall responsibility for the company's subcontracting program, i.e., developing, preparing, and executing subcontracting plans and monitoring performance relative to the requirements of those subcontracting plans and perform the following duties:

  a. Develops and promotes company-wide policy initiatives that demonstrate the company's support for awarding contracts and subcontracts to SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns; and assures that these concerns are included on the source lists for solicitations for products and services they are capable of providing;

  b. Develops and maintains bidder source lists of SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns from all possible sources;

  c.   Ensures periodic rotation of potential subcontractors on bidder's lists;

  d. Ensures that SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB businesses are included on the bidders' list for every subcontract solicitation for products and services that they are capable of providing;

  e. Ensures that Requests for Proposals (RFPs) are designed to permit the maximum practicable participation of SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns;

  f. Reviews subcontract solicitations to remove statements, clauses, etc., which might tend to restrict or prohibit SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB participation;

  g. Accesses various sources for the identification of SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns to include the SBA's PRO-Net and SUB-Net Systems, (http://www.sba.gov), the National Minority Purchasing Council Vendor Information Service, the Office of Minority Business Data Center in the Department of Commerce, local small business and minority associations, contact with local chambers of commerce and Federal agencies' Small Business Offices;


Small Business Subcontracting Plan                                        Page 3

  h.   Establishes and maintains contract and subcontract award records;

  i. Participates in Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, Procurement Conferences, etc;

  j. Ensures that SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns are made aware of subcontracting opportunities and assisting concerns in preparing responsive bids to the company;

  k. Conducts or arranges for the conduct of training for purchasing personnel regarding the intent and impact of Section 8(d) of the Small Business Act, as amended;

  l. Monitors the company's subcontracting program performance and makes any adjustments necessary to achieve the subcontract plan goals;

  m.   Prepares and submits timely, required subcontract reports;

  n. Coordinates the company's activities during the conduct of compliance reviews by Federal agencies related to this subcontracting plan.

4.   EQUITABLE OPPORTUNITY

Describe efforts the offeror will make to ensure that SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns will have an equitable opportunity to compete for subcontracts. These efforts include, but are not limited to, the following activities:

a. Outreach efforts to obtain sources:

     1. Contacting minority and small business trade associations; 2) contacting business development organizations and local chambers of commerce; 3) attending SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB procurement conferences and trade fairs; 4) requesting sources from the Small Business Administrations (SBA) PRO-Net and SUB-Net Systems, (http://www.sba.gov/)and other SBA and Federal agency resources. Contractors may also conduct market surveys to identify new sources, to include, accessing the NIH e-Portals in Commerce, (e-PIC), (http://epic.od.nih.gov/). The NIH e-Portals in Commerce is not a mandatory source and may be used at the offeror's discretion.

b. internal efforts to guide and encourage purchasing personnel:

     1.     Conducting workshops, seminars, and training programs;

     2. Establishing, maintaining, and utilizing SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB source lists, guides, and other data for soliciting subcontractors; and

     3. Monitoring activities to evaluate compliance with the subcontracting plan.

c. Additional efforts:

INDIVIDUAL GOALS AND OBJECTIVES, TIED TO EACH INDIVIDUAL'S PERFORMANCE BONUS, WILL BE ESTABLISHED FOR EACH BUYER AND WILL BE MONITORED ON A QUARTERLY BASIS. GOAL WILL BE TO INCREASE THE UTILIZATION OF ALL CLASSIFICATIONS OF SMALL BUSINESSES.

WE WILL MOVE INFORMATION CONCERNING SUPPLIER SMALL BUSINESS CATEGORIES FROM THE CURRENT STAND-ALONE DATABASE TO OUR ON-LINE MRP SYSTEM. THIS WILL MAKE THE INFORMATION AVAILABLE TO THE BUYERS AT THE TIME REQUEST FOR QUOTES, ORDERS AND CONTRACTS ARE OFFERED, MAXIMIZING THE VISIBILITY OF THIS INFORMATION. IN ADDITION, WE WILL UPDATE THE INFORMATION AND ESTABLISH PROCEDURES TO KEEP IT CURRENT. IT WILL ALSO ALLOW FOR THE AUTOMATION OF DATA COLLECTION, RESULTING IN MORE ACCURATE REPORTS.

Small Business Subcontracting Plan                                        Page 4

5. FLOW DOWN CLAUSE

The contractor agrees to include the provisions under FAR 52.219-8, "Utilization of Small Business Concerns," in all acquisitions exceeding the simplified acquisition threshold that offers further subcontracting opportunities. All subcontractors, except small business concerns, that receive subcontracts in excess of $500,000 ($1,000,000 for construction) must adopt and comply with a plan similar to the plan required by FAR 52.219-9, "Small Business Subcontracting Plan." (Flow down is not applicable for commercial items/services as described in 52.212-5(e) and 52.244-6(c).)

6. REPORTING AND COOPERATION

The contractor gives assurance of (1) cooperation in any studies or surveys that may be required; (2) submission of periodic reports which show compliance with the subcontracting plan; (3) submission of Standard Form (SF) 294, "Subcontracting Report for Individual Contracts," and attendant Optional Form 312, SDB Participation Report, it applicable, (required only for contracts containing the clause 52.219-25) and SF 295, "Summary Subcontract Report," in accordance with the instructions on the forms; and (4) ensuring that subcontractors agree to submit Standard Forms 294 and 295.

REPORTING PERIOD           REPORT DUE                 DUE DATE
----------------           ----------                 --------
Oct 1 - Mar 3l               SF 294                   4/30
Apr 1 - Sep 30               SF 294                   10/30
Oct l - Sep 30               SF 295                   10/30
Contract Completion          OF 312                   30 DAYS AFTER COMPLETION


Special instructions for commercial plan: SF 295 Report is due on 10/30 each year for the previous fiscal year ending 9/30.

a. Submit SF 294 to cognizant Awarding Contracting Officer.

b. Submit Optional Form 312, (OF-312), if applicable, to cognizant Awarding Contracting Officer.

c. Submit SF 295 to cognizant Awarding Contracting Officer and to the:

          Office of Small and Disadvantaged Business Utilization
          Department of Health and Human Services
          200 Independence Avenue, SW
          Humphrey H. Building, Room 517-D
          Washington, D.C. 20201

d. Submit "information" copy of the SF 295 and the SF 294 upon request to the SBA Commercial Market Representative (CMR); visit the SBA at http://www.sba.gov/gc and click on assistance directory to locate your nearest CMR.

7. RECORD KEEPING

In accordance with FAR 19.704(a)(11), the following is a recitation of the types of records the contractor will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan. These records will include, but not be limited to, the following:

    a. SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB source lists, guides and other data identifying such vendors;

    b. Organizations contacted in an attempt to locate SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB sources;

Small Business Subcontracting Plan                                        Page 5

    c. On a contract-by-contract basis, records on all subcontract solicitations over $100,000, which indicate for each solicitation (1) whether SB, SDB, WOSB, HUBZone, VOSB, and/or SDVOSB concerns were solicited, if not, why not and the reasons solicited concerns did not receive subcontract awards.

    d. Records to support other outreach efforts, e.g., contacts with minority and small business trade associations, attendance at small and minority business procurement conferences and trade fairs;

    e. Records to support internal guidance and encouragement provided to buyers through (1) workshops, seminars, training programs, incentive awards; and (2) monitoring performance to evaluate compliance with the program and requirements; and

    f. On a contract-by-contract basis, records to support subcontract award data including the name, address, and business type and size of each subcontractor. (This item is not required on a contract--by--contract basis for company or division-wide commercial plans.)

    g.   Other records to support your compliance with the subcontracting plan:
         (Please describe)

         IMPLEMENTATION AND MAINTENANCE OF SMALL BUSINESS CATEGORIES ON AN ON-LINE MRP SYSTEM WILL ALLOW FOR THE VISIBILITY OF THE
         CLASSIFICATIONS AT THE TIME A QUOTE, PURCHASE ORDER OR CONTRACT IS BEING PROCESSED BY THE BUYER. IT WILL ALSO ALLOW FOR THE AUTOMATION OF DATA COLLECTION, RESULTING IN REPORTS THAT ARE MORE ACCURATE.


8. TIMELY PAYMENTS TO SUBCONTRACTORS

FAR 19.702 requires your company to establish and use procedures to ensure the timely payment of amounts due pursuant to the terms of your subcontracts with small business concerns, small disadvantaged small business concerns, women-owned small business concerns, HUBZone small business concerns, veteran-owned small business concerns, and service-disabled veteran-owned small business concerns. Your company has established and uses such procedures:
[X] yes [ ] no

G. DESCRIPTION OF GOOD FAITH EFFORT

Maximum practicable utilization of small, small disadvantaged, women-owned, HUBZone, veteran-owned, and service-disabled veteran-owned small business concerns as subcontractors in Government contracts is a matter of national interest with both social and economic benefits. When a contractor fails to make a good faith effort to comply with a subcontracting plan, these objectives are not achieved, and 15 U.S.C. 637(d) (4) (F) directs that liquidated damages shall be paid by the contractor. In order to demonstrate your compliance with a good faith effort to achieve the small, small disadvantaged, womenowned, HUBZone, veteran-owned, and service-disabled veteran-owned small business subcontracting goals, outline the steps your company plans to take. These steps will be negotiated with the contracting officer prior to approval of the plan.


Small Business Subcontracting Plan                                        Page 6

SIGNATURE PAGE


SIGNATURES REQUIRED:

This subcontracting p1an was submitted by:

SIGNATURE:    /s/ THOMAS W. LARKIN
          ----------------------------------
TYPED NAME:   THOMAS W. LARKIN
TITLE:        PURCHASING MANAGER
DATE:         February 11, 2003
     ---------------------------------------


This plan was reviewed by:

SIGNATURE:    /s/ LYNDA A. BINDSEIL
          ----------------------------------
TYPED NAME:   LYNDA A. BINDSEIL
           ---------------------------------
TITLE:        Contracting Officer
      --------------------------------------
DATE:         February 13, 2003
     ---------------------------------------

This plan was reviewed by:

SIGNATURE:
          ----------------------------------
TYPED NAME:
           ---------------------------------
TITLE:    Small Business Specialist
      --------------------------------------
DATE:
     ---------------------------------------


This plan was reviewed by:

SIGNATURE:
          ----------------------------------
TYPED NAME:
           ---------------------------------
TITLE:  SBA Procurement Center Representative
      --------------------------------------
DATE:
     ---------------------------------------

And is Accepted By:

SIGNATURE:
          ----------------------------------
TYPED NAME:
           ---------------------------------
TITLE:
      --------------------------------------
DATE:
     ---------------------------------------

Small Business Subcontracting Plan                                        Page 7